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                                      FLAG
                          INVESTORS INTERNATIONAL FUND

                                 ANNUAL REPORT
                                OCTOBER 31, 1996

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

(bullet) The Fund outperformed the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index for the year ended October 31, 1996, mainly because of its relatively small commitment to Japanese stocks.

(bullet) Sixteen of the 20 stock markets in the EAFE Index generated positive U.S. dollar-based returns over the past year.

(bullet) The economic outlook for international stocks remains favorable as economists anticipate an acceleration in Europe's economic activity and Japan continues its earnings recovery.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

     The international stock markets have performed well over the past twelve months. During the period, moderate GDPgrowth and low inflation pressures contributed to positive U.S. dollar-based returns for 16 of the 20 international stock markets in the EAFE Index. The economic backdrop, in turn, facilitated a global decline in interest rates while permitting an earnings expansion. European returns were generally strong, but Asian performance was weaker, primarily due to the 11% decline in the Japanese yen. Because Japan is the dominant component of the EAFE Index, accounting for nearly 40% of its value, the -0.8% dollar-based return on Japanese equities limited the index's return to 10.5%.

Average Annual Total Return*

                     Periods Ended 10/31/96
--------------------------------------------------------------------------------
                     One Year                        12.1%
--------------------------------------------------------------------------------
                     Five Years                       7.5%
--------------------------------------------------------------------------------
                     Since Inception (11/18/86)       6.7%

     Over the same period, the Fund generated a 12.1% total return, net of expenses (see chart, left). The Fund outperformed the index because of its relatively small weighting of 27% in Japanese stocks during the period.

     The outlook for international stocks remains favorable. In the European region, economists anticipate an acceleration in economic activity, which should facilitate an ongoing earnings expansion. At the same time, many corporations there are restructuring their operations to improve profitability and enhance shareholder returns. Approximately 60% of the Fund's assets are currently invested in select European countries with modest valuations and good dividend yields.

     In Japan, where 25% of the Fund's assets are currently invested, corporations have only just emerged from a four-year profits recession. Although the financial sector of the Japanese economy remains fragile, many manufacturing companies still enjoy dominant market shares on a global basis. Many companies recently reported earnings that were ahead of expectations for the first half of Japan's fiscal year (the six months ended September 30).


------------
*These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 4.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

     The Japanese stocks in the portfolio are attractively valued companies with solid earnings. While the yen's weakness against the dollar offset security gains last year, many strategists believe the yen has stabilized against the dollar and will not penalize future returns. We believe this mix of investments will permit the Fund's continued outperformance against the EAFE Index in the coming year.

     Thank you for your continued interest in the Fund.

Sincerely,

/s/ John W. Church, Jr.                  /s/ Andrew B. Williams

John W. Church, Jr.                      Andrew B. Williams
President                                Executive Vice President

November 14, 1996

TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------
                                                                Percent of
Company                                                         Net Assets
--------------------------------------------------------------------------------

 1.  IHC Caland NV Holdings                                         4.3%
     Dutch engineering company serving the oil, dredging and mining industries.

 2.  Deutsche Bank AG                                               3.6%
     Largest bank in Germany, providing banking and related financial services worldwide.

 3.  Lend Lease Corp., Ltd.                                         3.5%
     One of the leading financial services groups in Australia with businesses of property services and construction.

 4.  ABN-AMRO Holding N.V.                                          2.7%
     Netherlands' largest bank and one of the ten largest banks in Europe.

 5.  Elf Aquitaine SA                                               2.6%
     International integrated oil and gas company in France.

 6.  Tomkins PLC                                                    2.6%
     U.K.-based conglomerate involved in the manufacture of fluid controls, industrial products, food, garden and leisure products.

 7.  Dragados & Construcciones SA                                   2.6%
     Civil engineering and construction company in Spain.

 8.  Veba AG                                                        2.5%
     An electrical energy service provider in Germany that also operates chemical, oil and telecommunications subsidiaries.

 9.  MIRROR GROUP NEWSPAPERS PLC                                    2.5%
     A large publisher in the U.K. with various newpapers in England and Scotland.

10.  Compagnie Generale des Eaux                                    2.3%
     French conglomerate involved in water purification and distribution, energy, waste management, construction, communications and health care.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception on November 18, 1986 through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and its currently effective 4.50% maximum sales charge.

     While the following chart is required by SEC rules, such comparisons are of limited utility since the index shown is not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of the index would have had to own the securities that it represents. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total returns, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective maximum sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Change in Value of a $10,000 Investment*
November 18, 1986-October 31, 1996

                  [Graph appears here--see plot points below]


    Flag Investors International Fund  $18,234
    Morgan Stanley Capital International Europe, Australia, Far East (EAFE)
      Index  $23,025
                                                  Morgan Stanley Capital
                                Flag Investors     International Europe,
                                International       Australia, Far East
                                    Fund                (EAFE) Index
                 10/88             11,997                  15,799
                 10/89             14,066                  17,085
                 10/90             13,133                  14,895
                 10/91             12,719                  15,930
                 10/92             10,964                  13,824
                 10/93             15,706                  19,003
                 10/94             17,927                  20,920
                 10/95             16,261                  20,843
                 10/96             18,234                  23,025


Average Annual Total Return*

  Periods Ended 9/30/96               1 Year     5 Years    Since Inception
--------------------------------------------------------------------------------
  Flag Investors International Fund    5.01%      6.20%          6.28%
 ................................................................................


  *These figures assume the reinvestment of dividends and capital gains distributions. The Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index is an unmanaged index that is widely recognized as an indicator of general international equity performance. Past performance is not an indicator of future results.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                         October 31, 1996

  No. of                                                         Value       Percent of
  Shares                     Security                          (Note 1)      Net Assets
-----------------------------------------------------------------------------------------

=========================================================================================
COMMON STOCK -- 98.8%

AUSTRALIA -- 4.0%
   41,163        Burns, Philp & Co. Ltd.                      $ 65,145               0.5%
   26,634        Lend Lease Corp., Ltd.                        450,805               3.5
                                                              --------              ----
                                                               515,950               4.0

CANADA -- 1.9%
       70        Bank of Nova Scotia                             2,220               --
    5,000        Magna International, Inc. - Class A           250,625               1.9
                                                              --------              ----
                                                               252,845               1.9

FINLAND -- 2.2%
    6,000        Nokia AB - Series A ADR                       278,250               2.2
                                                              --------              ----

FRANCE -- 8.4%
    2,549        Compagnie Generale des Eaux                   303,991               2.3
    4,258        Elf Aquitaine SA                              339,756               2.6
    4,356        Lafarge SA                                    260,851               2.0
                 Lagardere Groupe,
    9,680          Warrants Expiring 6/30/97*                   13,037               0.1
    4,000        Technip ADR                                   174,973               1.4
                                                              --------              ----
                                                             1,092,608               8.4

GERMANY -- 6.1%
   10,000        Deutsche Bank AG                              463,500               3.6
    6,000        Veba AG                                       319,528               2.5
                                                              --------              ----
                                                               783,028               6.1

HONG KONG -- 2.2%
  125,000        Hong Kong Land Holdings, Ltd.                 278,750               2.2
                                                              --------              ----

ITALY -- 5.4%
    9,631        Assicurazioni Generali                        185,846               1.4
   21,300        Benetton Group SpA                            251,661               1.9
  120,000        Telecom Italia SpA                            267,123               2.1
-----------------------------------------------------------------------------------------
                                                               704,630               5.4


FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

  No. of                                                         Value       Percent of
  Shares                     Security                          (Note 1)      Net Assets
-----------------------------------------------------------------------------------------

=========================================================================================
COMMON STOCK -- continued

JAPAN -- 25.4%
    6,600        Acom Co., Ltd.                              $ 253,111               2.0%
    5,000        Amway Japan Ltd.                              199,210               1.5
    2,000        Aoyama Trading Co., Ltd.                       51,075               0.4
   10,000        Canon, Inc.                                   191,312               1.5
   10,000        Daiwa House Industry Co., Ltd.                138,657               1.1
       50        East Japan Railway Co.                        229,487               1.8
   25,000        Hitachi Ltd.                                  221,588               1.7
   12,000        Honda Motor Co.                               286,441               2.2
   20,000        Kao Corp.                                     235,191               1.8
    1,500        Kyocera Corp.  ADR                            197,063               1.5
    2,000        Nintendo Corp. Ltd.                           127,775               1.0
   20,000        Nishimatsu Construction Co.                   184,291               1.4
    4,000        Rohm Co.                                      236,946               1.8
   11,000        Sankyo Co., Ltd.                              272,225               2.1
    7,000        Sharp Corp.                                   106,275               0.8
   20,000        Toda Construction Co.                         158,140               1.2
   10,000        Yamanouchi Pharmaceutical Co.                 202,720               1.6
                                                             ---------              ----
                                                             3,291,507              25.4

MALAYSIA -- 2.2%
   94,666        Malaysian International
                   Shipping Corp. Berhad                       282,949               2.2
                                                             ---------              ----

MEXICO -- 1.0%
   33,750        Cemex. S.A. de C.V. - Series "B"              123,228               1.0
                                                             ---------              ----

NETHERLANDS -- 7.0%
    6,114        ABN-AMRO Holding N.V.                         344,678               2.7
   10,000        IHC Caland NV Holdings                        556,699               4.3
                                                             ---------              ----
                                                               901,377               7.0

NEW ZEALAND -- 0.6%
    5,000        Tranz Rail Holdings  ADR*                      81,875               0.6
 .........................................................................................

NORWAY -- 1.3%
    4,300        Kvaerner AS                                   162,099               1.3
                                                             ---------              ----

                                                                               7

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)

  No. of                                                         Value       Percent of
  Shares                     Security                          (Note 1)      Net Assets
-----------------------------------------------------------------------------------------

=========================================================================================
COMMON STOCK -- concluded

SPAIN -- 7.4%
   10,000        Banco Central Hispano Americano SA          $ 233,086               1.8%
   25,000        Dragados & Construcciones SA                  334,376               2.6
    6,000        Repsol SA                                     195,463               1.5
   10,000        Vallehermoso SA                               197,106               1.5
                                                             ---------              ----
                                                               960,031               7.4

SWITZERLAND -- 1.9%
    1,260        Schweizerischer Bankverein
                   (Swiss Bank Corp.), Registered Shares       241,964               1.9
                                                             ---------              ----

THAILAND -- 0.7%
   10,000        Siam Commercial Bank Ltd. `F'                  90,952               0.7
-----------------------------------------------------------------------------------------
UNITED KINGDOM -- 21.1%
   25,000        B.A.T. Industries PLC                         173,982               1.3
   16,149        The Boots Co. PLC                             163,852               1.3
   45,000        BTR PLC                                       188,413               1.4
   25,000        Dalgety PLC                                   126,625               1.0
   10,000        De La Rue PLC*                                 95,853               0.7
   20,000        Grand Metropolitan PLC                        150,730               1.2
   70,000        Iceland Group PLC                              97,885               0.8
   84,000        Mirror Group Newspapers PLC                   317,558               2.5
   25,000        National Power PLC                            165,445               1.3
   22,967        Safeway PLC                                   136,120               1.0
   55,100        Scottish Power PLC                            281,769               2.2
   40,000        Smith (WH) Group PLC                          298,859               2.3
   25,000        Tate & Lyle PLC                               193,900               1.5
   80,000        Tomkins PLC                                   335,606               2.6
                                                             ---------              ----
                                                             2,726,597              21.1
                                                             ---------              ----
Total Common Stock
           (Cost $10,861,064)                               12,768,640              98.8
                                                            ----------              ----

Flag Investors International Fund

  No. of
  Shares/                                                        Value       Percent of
 Par (000)                   Security                          (Note 1)      Net Assets
-----------------------------------------------------------------------------------------

=========================================================================================
PREFERRED STOCK -- 0.1%

HONG KONG -- 0.1%
       16        Dairy Farm International
                   Holdings Ltd., Cvt.
                   (Cost $16,000)                            $  10,800               0.1%
                                                            ----------              ----
=========================================================================================
 REPURCHASE AGREEMENT -- 1.4%
     $187        Goldman Sachs & Co., 5.45%
                   Dated 10/31/96, to be repurchased
                   on 11/1/96, collateralized by U.S.
                   Treasury Notes with a market value
                   of $190,920.
                   (Cost $187,000)                             187,000               1.4
                                                           -----------             -----
Total Investment in Securities
         (Cost $11,064,064) **                              12,966,440             100.3

Liabilities in Excess of Other Assets, Net                     (36,184)             (0.3)
                                                           -----------             -----
Net Assets                                                 $12,930,256             100.0%
                                                           ===========             =====
Net Asset Value and Redemption Price Per Share
         ($12,930,256 / 910,571 shares outstanding)             $14.20
                                                                ======
Maximum Offering Price Per Share
         ($14.20 / .955)                                        $14.87
                                                                ======

------------
 * Non-income producing security.
** Also aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

                                                                               9


FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Statement of Operations

                                                          For the Year Ended
                                                              October 31,
                                                                 1996
Investment Income (Note 1):
   Dividends                                                 $  496,529
   Interest                                                      26,100
   Other income                                                   7,770
     Less:Foreign taxes withheld                                (82,170)
                                                             ----------
            Total income                                        448,229
                                                             ----------

Expenses:
   Investment advisory fee (Note 2)                              98,672
   Legal                                                         35,086
   Distribution fee (Note 2)                                     32,891
   Printing and postage                                          29,036
   Accounting fee (Note 2)                                       27,527
   Registration fees                                             27,453
   Audit                                                         20,877
   Transfer agent fees (Note 2)                                  17,048
   Custodian fee                                                  9,796
   Miscellaneous                                                  4,435
   Directors' fees                                                  346
                                                             ----------
            Total expenses                                      303,167
   Less:Fees waived and expenses reimbursed (Note 2)           (105,738)
                                                             ----------
            Net expenses                                        197,429
                                                             ----------
   Net investment income                                        250,800
                                                             ----------

Net realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                 601,748
   Net realized foreign exchange loss                           (30,525)
   Change in unrealized appreciation or depreciation
     of investments                                             656,848
   Change in unrealized appreciation or depreciation
     on translation of assets and liabilities,
     excluding investments, denominated in
     foreign currencies                                          (3,773)
                                                             ----------
            Net gain on investments                           1,224,298
                                                             ----------
Net increase in net assets resulting from operations         $1,475,098
                                                             ==========

                       See Notes to Financial Statements.

10



FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                 For the Year Ended October 31,
                                                      1996            1995
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                            $  250,800       $  90,267
   Net realized gain from security transactions
     and foreign exchange transactions                 571,223         666,979
   Change in unrealized appreciation or
     depreciation of investments                       656,848      (2,231,677)
   Change in unrealized appreciation or
     depreciation on translation of
     assets and liabilities denominated in
     foreign currencies                                 (3,773)         41,662
                                                   ------------    -----------
   Net increase/(decrease) in net assets
     resulting from operations                       1,475,098      (1,432,769)
                                                   ------------    -----------
Dividends to Shareholders from:
   Net investment income                               (28,072)             --
                                                   ------------    -----------
Capital Share Transactions (Note 3):
   Proceeds from sale of 107,997 and
     99,262 shares, respectively                     1,494,406       1,243,444
   Value of 1,596 shares issued in
     reinvestment of dividends                          22,601              --
   Cost of 182,530 and 224,000 shares
     repurchased, respectively                      (2,516,921)     (2,814,795)
                                                   ------------    -----------
   Total decrease in net assets derived
     from capital share transactions                  (999,914)     (1,571,351)
                                                   ------------    -----------
   Total increase/(decrease) in net assets             447,112      (3,004,120)

Net Assets:
   Beginning of year                                12,483,144      15,487,264
                                                   ------------    -----------
   End of year                                     $12,930,256     $12,483,144
                                                   ============    ===========
Undistributed net investment income                  $ 625,259       $ 103,321
                                                   ============    ===========

                       See Notes to Financial Statements.

                                                                              11


FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)(1)
--------------------------------------------------------------------------------


                                                            For the Year Ended
                                                                October 31,              For the Year Ended October 31,
                                                                    1996         1995          1994          1993         1992
Per Share Operating Performance:
   Net asset value at beginning of year                           $ 12.69      $ 13.97       $ 13.05       $  9.11     $  10.63
                                                                  -------      -------       -------       -------     --------
Income from Investment Operations:
   Net investment income                                             0.26         0.09          0.18          0.49         0.16
   Net realized and unrealized gain/(loss) on investments(2)         1.28        (1.37)         1.58          3.45        (1.62)
                                                                  -------      -------       -------       -------     --------
   Total from Investment Operations                               $  1.54      $ (1.28)      $  1.76       $  3.94     $  (1.46)
                                                                  -------      -------       -------       -------     --------
Less Distributions:
   Dividends from net investment income
     and short-term gains                                           (0.03)         --          (0.84)          --         (0.06)
                                                                  -------      -------       -------       -------     --------
   Net asset value at end of year                                 $ 14.20      $ 12.69       $ 13.97       $ 13.05       $ 9.11
                                                                  =======      =======       =======       =======     ========
Total Return(3)                                                     12.13%       (9.16)%       13.98%        43.25%      (13.80)%
Ratios to Average Daily Net Assets:
   Expenses(4)                                                       1.50%        1.50%         1.50%         1.50%        1.50%
   Net investment income(5)                                          1.91%        0.68%         0.75%         1.91%        0.73%
Supplemental Data:
   Net assets at end of the year (000)                            $12,930      $12,483       $15,487       $15,008      $19,780
   Portfolio turnover rate                                             13%          35%           43%           48%          63%
   Average commissions per share(6)                               $0.0201           --            --            --           --


--------------------------------------------------------------------------------
(1) Computed based upon average shares outstanding.
(2) The years ended October 31, 1996, 1995 and 1994 include net realized currency loss. Realized currency gain/(loss) is included in net investment income for the years ended October 31, 1993 and 1992.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.30%, 2.17%, 1.97%, 2.13% and 1.92% for the years ended October 31, 1996, 1995, 1994, 1993 and 1992, respectively.
(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 1.10%, 0.02%, 0.28%, 1.28% and 0.31% for the years ended October 31, 1996, 1995,
    1994, 1993 and 1992, respectively.
(6) Disclosure of average commissions per share is effective fiscal year beginning in 1996.

12                       See Notes to Financial Statements.                   13

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Flag Investors International Fund, Inc. ("the Fund") was organized as a Massachusetts business trust on September 3, 1986 and commenced operations on November 18, 1986. The Fund was reorganized as a Maryland corporation on August 16, 1993. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company seeking long-term growth of capital primarily through investment in a diversified portfolio of marketable equity securities of issuers domiciled outside of the United States.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

     A. Security Valuation--Securities that are listed on a securities exchange are valued on the basis of their last quoted sale price as provided by an independent pricing service (or, in the absence of recorded sales, at the last available bid price). If a security is listed on more than one exchange, the last quoted sale price on the exchange where the security is primarily traded is used. Securities or other assets for which market quotations are not readily available are valued at their fair value so determined in good faith by procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

     B. Foreign Currency Transactions--The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or incurred. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect the current exchange rate. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reported in realized and unrealized gain/(loss) on investments for the current period.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

NOTE 1--concluded

        The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not reflected in the Fund's financial statements. However, the net income or loss from such contracts is recorded from the date the contract is entered into. Premiums or discounts are amortized over the life of the contracts.

     C. Federal Income Taxes -- No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to the shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute annually to shareholders substantially all of its taxable net investment income and net realized capital gains.

     D. Other -- Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis and includes, when applicable, the pro rata amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.


NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., serves as the Fund's investment advisor and The Glenmede Trust Company ("Glenmede") is the Fund's subadvisor. As compensation for its services, ICC receives from the Fund a fee, calculated daily and paid monthly, equal to
 .75% of the Fund's average daily net assets.

     ICC has voluntarily agreed to waive a portion of its fees and reimburse the Fund for expenses so that the total operating expenses of the Fund do not exceed 1.50% of the Fund's average daily net assets. For the year ended October 31, 1996, ICC waived $98,672 and reimbursed expenses of $7,066, respectively.

     As compensation for its subadvisory services, Glenmede receives a fee from ICC, calculated daily and paid monthly, equal to .55% of the Fund's average daily net assets. Glenmede voluntarily agreed to waive all of its fees from the beginning of the fiscal year through September 30, 1996, which amounted to $66,211.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 2--concluded

     As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly from the Fund's average daily net assets. ICC earned $27,527 for accounting services for the year ended October 31, 1996.

     As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC earned $17,048 for transfer agent services for the year ended October 31, 1996.

     As compensation for providing distribution services, Alex. Brown &Sons Incorporated ("Alex. Brown") receives from the Fund an annual fee, payable monthly, at the annual rate of .25% of the Fund's average daily net assets. For the year ended October 31, 1996, distribution fees were $32,891.

     The fund complex of which the Fund is a part has adopted a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period January 1, 1996 through October 31, 1996 was approximately $471, and the accrued liability was approximately $1,808.

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 10 million shares of capital stock, par value $0.001 per share, all of which shares are designated as common stock.

NOTE 4--Investment Transactions

     Purchases and sales of investment securities, other than short-term obligations, aggregated $1,660,869 and $2,217,979, respectively, for the year ended October 31, 1996.

     At October 31, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $2,518,521 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $616,145.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

NOTE 5--Federal Income Tax Information

     Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $299,300 have been reclassified to undistributed net investment income from paid-in capital. These reclassifications have no effect on net assets or net asset values per share.

     At October 31, 1996, there was a tax capital loss carryforward of approximately $4,386,000, of which $1,447,000 expires in 1999, $2,350,000 in
2000 and $589,000 in 2001. This carryforward will be used to offset future net capital gains, if any.

NOTE 6--Net Assets

     At October 31, 1996, net assets consisted of:

Paid-in capital                                              $15,253,772
Undistributed net investment income                              625,259
Accumulated net realized loss from security and
   foreign exchange transactions                              (4,852,349)
Unrealized appreciation of investments                         1,902,376
Unrealized translation gain                                        1,198
                                                             -----------
                                                             $12,930,256
                                                             ===========

NOTE 7--Personal Income Tax Information for the Shareholder (Unaudited)

     The following information summarizes all per share distributions paid by the Fund during the taxable period ending October 31, 1996.

                          Foreign      Total        Foreign
  Record      Payable     Source     Ordinary     Taxes Paid       Long-Term
   Date        Date       Income      Income      or Withheld    Capital Gains
  ------      -------     -------    --------     -----------    -------------
  10/1/96     10/2/96     $0.0308     $0.0308      $0.116499         None

     All of the foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Independent Auditors' Report
The Board of Directors and Shareholders
Flag Investors International Fund, Inc.:

     We have audited the statement of net assets of the Flag Investors International Fund, Inc. as of October 31, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors InternationalFund, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Parsippany, New Jersey
November 22, 1996

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Directors and Officers

                                TRUMAN T. SEMANS
                                    Chairman

              JAMES J. CUNNANE                      JOHN W. CHURCH, JR.
                  Director                               President

               RICHARD T. HALE                      ANDREW B. WILLIAMS
                  Director                       Executive Vice President

               JOHN F. KROEGER                        GARY V. FEARNOW
                  Director                            Vice President

                LOUIS E. LEVY                       EDWARD J. VEILLEUX
                  Director                            Vice President

             EUGENE J. MCDONALD                       SCOTT J. LIOTTA
                  Director                            Vice President

             CARL W. VOGT, ESQ.                      JOSEPH A. FINELLI
                  Director                               Treasurer

                 HARRY WOOLF                         EDWARD J. STOKEN
                  Director                               Secretary

                                                    LAURIE D. COLLIDGE
                                                    Assistant Secretary

Investment Objective

A mutual fund seeking long-term growth of capital primarily through investment in a diversified portfolio of marketable equity securities of issuers domiciled outside of the United States.

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

    This report is submitted for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

    For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                             [Flag Investors Logo]

                                     Growth
                      Flag Investors Emerging Growth Fund
                      Flag Investors Equity Partners Fund
                       Flag Investors International Fund

                                 Equity Income
                   Flag Investors Real Estate Securities Fund
                      Flag Investors Telephone Income Fund

                                    Balanced
                       Flag Investors Value Builder Fund

                                     Income
                  Flag Investors Intermediate-Term Income Fund
             Flag Investors Total Return U.S. Treasury Fund Shares

                                Tax-Free Income
                  Flag Investors Managed Municipal Fund Shares
           Flag Investors Maryland Intermediate Tax-Free Income Fund

                                 Current Income
                    Flag Investors Cash Reserve Prime Shares



                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG

                                Distributed by:
                               ALEX. BROWN & SONS
                                  INCORPORATED